Exhibit 10.3

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

GS-CoreCard Confidential

SCHEDULE OF WORK NO. l

TO PROFESSIONAL SERVICES AGREEMENT

SCHEDULE 0F WORK FOR ONGOING SERVICES (DEVELOPMENT)

This Schedule of Work No. 1 (the "SOW"), effective as of August 1, 2019 (the "SOW Effective Date"), is entered into pursuant to, and is subject to and governed by, the Master Professional Services Agreement (the "Agreement"), dated August 1, 2019, by and between The Goldman Sachs Group, Inc. ("GS"), and CoreCard Software, Inc. ("Consultant'' ) (each, a "Party" and together, the "Party  ").

Except as expressly set forth in Section V of this SOW, the GTCs and their accompanying relevant Exhibits and Attachments will govern performance of the Services described in th.is SOW.

Capitalized terns used in this SOW will have meanings given in this SOW or, if not defined in this SOW. will have the meanings given in the Agreement.

I.	General Information

Table 1: General Information
General Information
Project Name:	Ongoing Services (Development)
Brief Description of Project:

Pursuant to Section 10.3(d) of the GTCs, this SOW (along with Schedule of Work No. 2 under the Agreement) describes the Ongoing Services (i.e., those services that had been performed by Consultant under the Services Agreement immediately prior to the Effective Date of the Agreement and that will continue to be performed by Consultant after the Effective Date of the Agreement).

The Ongoing Services under this SOW involve Consultant developing Deliverables that are additional features and functions for the Licensed Software. The scope of this SOW includes those Deliverables that have been delivered by Consultant to GS prior to the SOW Effective Date.

SOW Effective Date:	August 1, 2019	SOW Term:	Until October 31, 2019
Commencement and Completion
Planned Commencement Date:	August 1, 2019	Planned Completion Date:	October 31, 2019
Contacts
GS Program Director for this SOW:	[***]	Consultant Program Director for this SOW:	[***]
	Tel: [***] Email: [***]		Tel: [***] Email: [***]

Table 1: General Information

Tracking and Oversight - Reports and Meetings
Reports:	To be mutually agreed to by the Parties.	Meetings:	To be mutually agreed to by the Parties.

II.	Services and Deliverables

A.	Services

Table 2-1: Services
Scope. Consultant will provide the following Services under this SOW:

The Ongoing Services under this SOW involve Consultant developing Deliverables that are additional features and functions for the Licenses Software. Specifically:

●         As of the SOW Effective Date, such Deliverables have open tickets in the Jira system and have release and delivery dates that are after the SOW Effective Date; and

●         After the SOW Effective Date and during the SOW Term, the Parties may agree in writing to modify (and add to) such list of Deliverables (email between the GS Program Director and the Consultant Program Director and/or creation of a new Jira ticket will suffice to document any such agreement).

The scope of this SOW includes those Deliverables that have been delivered by Consultant to GS prior to the SOW Effective Date.

GS Requirements. GS’s requirements with respect to the Services include:	NIA
Locations. The locations (Consultant and GS) from which Consultant will perform the Services are:	Consultant will perform the Ongoing Services from its locations the United States, India and Romania
Timeline. The expected timeline for the Services (including all deadlines) being performed is:	Until October 31, 2019 (but expected release and delivery date for a specific in-scope Deliverables may vary, as documented in the relevant Jira Ticket).

Table 2-1: Services
Milestones. The project milestones (and their descriptions) that Consultant is to meet are:	NIA
Personnel. Consultant Personnel performing the Services are:	NIA
Risks/Mitigations. Project risks and mitigations are:	NIA
GS Material. GS will make the following GS Material available to Consultant:	GS will make certain GS Material available to Consultant in connection with the Ongoing Services.
Performance Criteria. Consultant will meet the following performance criteria and service levels:	NIA
GS Resources. GS will make available the following equipment, software or other materials and resources of the GS Parties and Service Providers:	NIA
Other. Additional details regarding the Services:	NIA

B.	Deliverables

Table 2-2: Deliverable-Non-Work Product and Derivative Work of Licensed Material (per Section 8.2(b) of GTCs)
Deliverable Name.	See "Scope" section in Table 2-1 above and relevant Jira tickets.
Description.	See "Scope" section in Table 2-1 above and relevant Jira tickets.
Documentation/Specifications/Acceptance Criteria (per Acceptance process in Section 2.7 of GTCs}.	See "Scope" section in Table 2-1 above and relevant Jira tickets.

Table 2-2: Deliverable-Non-Work Product and Derivative Work of Licensed Material (per Section 8.l(b) of GTCs)
GS Personnel (per Section 2.7(b) of GTCs).	The following Personnel of GS are authorized to notify consultant (email is sufficient) of GS's acceptance or rejection of the Deliverable: ● [***]
Third Party Materials/Third Party Licenses (per Sections 7.2(i), 7.2(j), 7.2(k) and 8.5 of GTCs)	See Exhibit K of Agreement
Maintenance and Support Terms (per Section8.2(e)(i) of the GTCs).

Consultant will maintain and support the Deliverables described in the “Scope” section in Table 2-1 above and relevant Jira tickets as part of the Support Services (as defined in the Master License Agreement) under the Master License Agreement. Pursuant to Section 3(c)(i) (x) of Exhibit A of the Master License Agreement, such additional Support Fees will be (i) [***] of the actual implementation -related fees billed for such Deliverables (for clarity, such fees billed for all Services that are pert of the software development lifecycle for the relevant Deliverable, including requirements gathering, design, development, testing and release); and (ii) payable annually by GS under and pursuant to the terms of the Master License Agreement. Such additional Support Fees will only be added for Deliverables which are functional changes to the Licensed Software.

Section 8.2(b)(Y) of the GTCs re Exclusivity Applicable?	NIA

Table 2-3: Deliverable- Non-Work Product and Not Derivative Works of licensed Material (per Section 8.2(a) of GTCs)
Deliverable Name	NIA
Description	NIA
Documentation/Specifications/ Acceptance Criteria (per Acceptance process in Section 2.7 of GTCs).	NIA

Table 2-3: Deliverable- Non-Work Product and Not Derivative Works of licensed Material (per Section 8.l(a) of GTCs)
GS Personnel (per Section 2.7(b) of GTCs).	NIA
Third Party Materials/Third Party Licenses (Sections 7.2(i), 7.2(j), 7.2(k) and 8.5of GTCs).	NIA
Maintenance and Support Terms (per Section 8.2(e)(ii) of GTCs).	NIA
Section 8.2(a)(Y) of GTCs re Exclusivity Applicable?	NIA

Table 2-4: Deliverable- Work Product (per Section 8.4 of GTCs)
* The Parties agree that GS and/or its Affiliates shall own all right, title and interest, including all Intellectual Property rights, in and to such Work Product, including related documentation.
Deliverable Name.	NIA
Description.	NIA
Documentation/Specifications Acceptance Criteria (per Acceptance process in Section 2.7 of GTCs).	NIA
GS Personnel (per Section 2.7(b) of GTCs).	N/A
Third Party Materials/Third Party Licenses (per Sections 7.2(i), 7.2(j) L2lhl and 8.5 of GTCs).	NIA
Maintenance and Su1mort Terms (per Section 8.2(e)(i) of GTCs or Section 8.2(e)(ii} of GTCs (as applicable).	NIA

C.	Updates (other than Deliverables)

Table 2-5: Update - Other Than Deliverables (per Section 2.7(ii) of GTCs)
Update Name.	N/A
Description	N /A
Documentation /Specifications/ Acceptance Criteria (per Acceptance process in Section2.7 of GTCs).	N/A
GS Personnel (per Section 2.7(b) of GTCs).	NIA

I.         Fees and Expenses

A         Charging Model. The fees for the Services performed under this SOW will be billed by Consultant in accordance with the applicable pricing model specified below.

☒        T&M.

Table 3-1: T&M Charging Model
Estimated Number of hours (per Section 6.1(j)(i)(A) of GTCs)	N/A
Forward Looking Staff and Budget Estimate (per Section 6.1 (j)(i)(B) of GTCs).	N/A
Applicable T & M Rates (per Section 6.1(i) (B) of GTCs and Exhibit B of Agreement).

The T&M Rates in Exhibit b of Agreement apply for the Consultant Personnel performing the Ongoing Services under this SOW.

The Parties agree the GS may, in its discretion, increase or decrease the level of Services to be performed under this SOW (and thereby increase or decrease the time spent by Consultant Personnel to perform such Services).

Under no circumstances will GS have any obligation to pay Consultant, and Consultant may not charge GS, for any time spent by Consultant Personnel to remedy or address and error or failure for which Consultant Personnel are responsible.

As described in Section 6.1(j)(ii) of the GTCs, by the 15th day of each month (and in a manner consistent with Consultant’s submission of invoices to GS), Consultant shall provide GS with a report regarding the preceding month that specifies the following information for each Consultant Personnel performing Services: (i) name, role and applicable Schedule of Work, (ii) the number of hours worked during the month and to date; and (iii) a non-binding forecast of hours to be worked during the then•-current month.

Table 3-1: T&M Charging Model

Approved Travel Expenses (per Section 6.l (e) of GTCs).	N/A
Approved Other Pass-Through Expenses (per Section 6.l (e) of GTCs).	N/A
Estimated Service-Related Taxes (per Section 6.2 of GTCs).	N/A
Estimated Total Charges.	N/A
Authorized Expenditure Budget.	N/A
Milestone(s).	N/A

☐        Fixed Price.

Table 3-2: Fixed Price Charging Model
Firm Fixed Price.	N/A
Approved Travel Expenses (per Section 6.l(e) of GTCs, if not in Fixed Price).	N/A
Approved Other Pass-Through Expenses (per Section 6.l(e) of GTCs, if not in Fixed Price).	N/A
Estimated Service-Related Taxes (per Section 6.2 of GTCs).	N/A
Estimated Total Charges.	N/A
Milestone(s).	N/A

B. Annual Fees for Maintenance and Support.

Table 3-3: Annual Fees for Maintenance and Support

Table 3-3: Annual Fees for Maintenance and Support
For Deliverables – Derivative Works of Licenses Material (per Section 8.2 (e)(i) of GTCs).

Consultant will maintain and support the Deliverables described in the “Scope” section Table 2-1 above and relevant Jira tickets as per of the Support Services (as defined in the Master License Agreement) in consideration of GS’s payment of additional Support Fees (as defined in the Master License Agreement) under the Master License Agreement. Pursuant to Section 3(c)(i) (x) of Exhibit A of the Master License Agreement, such additional Support Fees will be (i) [***] of the actual implementation-related fees billed for such Deliverables (for clarity, such fees billed for all Services that are [art of the software development lifecycle for the relevant Deliverable, including requirements gathering, design, development, testing and release); and (ii) payable annually by GS under and pursuant to the terms of the Master License Agreement. Such additional Support Fees will only be added for Deliverables which are functional changes to the Licenses Software.

For Deliverables – Not Derivative Works of Licenses Material (per Section 8.2 (e)(ii) of GTCs).	N /A

IV.         Key Personnel for SOW

The Key Personnel for this SOW are as set forth in the following table.

Table 4
Key Personnel for SOW
Position	Name	Location
Director of Operations	[***]	Atlanta, GA
Vice President	[***]	Atlanta, GA
Director, QA & Reporting	[***]	Atlanta, GA

v.          Conflicts with Agreement and SOW Overrides

Pursuant to Section 10.l7(b) of the GTCs, if there is a conflict between the provisions of this SOW and the provisions of the Agreement, the provisions of the Agreement will control except as to provisions specifically identified below as modifying or amending specified provisions of the Agreement. Any such modifications or amendments specifically identified below (a) will be void unless approved by

Consultant's legal department in writing, and (b) if so approved, will control for purposes of this SOW only.

Table s
Agreement Reference	SOW Override
N/A	N/A
N/A	N/A

[End of Main Terms of SOW]

[Signature page follows]

The Parties have caused this SOW to be executed by their respective duly authorized representatives.

THE GOLDMAN SACHS GROUP, INC.	CORECARD SOFTWARE, INC.

By: /s/ Elizabeth Overbay	By: /s/ Matt White
Name: Elizabeth Overbay	Name: Matt White
Title: Authorized Signatory	Title: CFO
Date: 8/7/19

APPROVAL BY CORECARD LEGAL
(necessary if there (i) is any Work Product under this SOW; and/or (ii) are any SOW overrides in Section V of this SOW)

By_ _ _ _ _ _ _ _ _ _ _ _

Name:

Title:

Date:

APPROVAL BY CORECARD SENIOR OFFICER (necessary if there is any Work Product under this SOW)

By _ _ _ _ _ _ _ _ _ _ _ _

Name:

Title:

Date:

AMENDMENT No. 2 to Schedule of Work No. 1

This Amendment No. 2 ("Amendment") to Schedule of Work No. 1 (the "SOW No. 1") effective as of August 1, 2019, by and between The Goldman Sachs Group, Inc. ("GS") and CoreCard Software, Inc. ("Consultant"), is made as of January 13, 2021 ("Amendment Effective Date"), with reference to the following:

WHEREAS, GS and Consultant entered into the Master Professional Services Agreement, dated August 1, 2019 ("Agreement");

WHEREAS, the original SOW Term of SOW No. 1 ran until October 31, 2019, and it was extended until January 15, 2021 in Amendment No. 1 between the parties, dated October 9, 2019 ("Amendment No. 1");

WHEREAS, the Parties entered into SOW No. 1 to govern Consultant's provision of development services to GS;

WHEREAS, the Parties now wish to amend and further extend the term of SOW No. 1 as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.	Defined Terms. All terms defined in the Agreement or SOW No. 1, as applicable, except as otherwise defined herein, shall have the same meanings where used in the Agreement and/or SOW No. I.

2.	SOW Term. The parties agree to amend and extend the SOW Term until January 15, 2022.

3.

General. This Amendment is incorporated in, and made a part of, SOW No. 1. This Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single amendment, with the same effect as if the signatures hereto and thereto were upon the same instrument. Except as amended herein and in and prior amendments to the Agreement or SOW No. 1, as applicable, the remaining terms and conditions of the Agreement and SOW No. 1 shall remain in full force and effect.

(signature page to follow)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to SOW No. 1 to be executed by its duly authorized officer or representative set forth below.

THE GOLDMAN SACHS GROUP, INC.	CORECARD SOFTWARE, INC.
By: /s/ Scott Young	By: /s/ Matt White
Printed Name: Scott Young	Printed Name: Matt White
Title: Managing Director	Title: CFO
Date: 1/15/2021	Date: 1/13/21